November 7, Q2 FISCAL YEAR 2020 2019 FINANCIAL RESULTS CONFERENCE CALL Mark D. Morelli President and Chief Executive Officer Gregory P. Rustowicz Vice President – Finance & Chief Financial Officer PARTNERS IN MOTION CONTROL

SAFE HARBOR STATEMENT These slides, and the accompanying oral discussion, contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning future sales and earnings, involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including the effectiveness of the Company’s 80/20 Process to simplify operations, the ability of the Company’s operational excellence initiatives to drive profitability, the success of the Company’s efforts to ramp its growth engine, global economic and business conditions, conditions affecting the industries served by the Company and its subsidiaries, conditions affecting the Company's customers and suppliers, competitor responses to the Company's products and services, the overall market acceptance of such products and services, the ability to expand into new markets and geographic regions, and other factors disclosed in the Company's periodic reports filed with the Securities and Exchange Commission. The Company assumes no obligation to update the forward- looking information contained in this presentation. Non-GAAP Financial Measures This presentation will discuss some non-GAAP (“adjusted”) financial measures which we believe are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The non-GAAP (“adjusted”) measures are notated and we have provided reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation. Adoption of ASU No. 2017-07 and impact to historical information In accordance with the ASU, historical cost of good sold and RSG&A have been adjusted for the adoption and implementation on a retrospective basis of ASU No. 2017-07 “Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost. All relevant financial data impacted by the changes has been adjusted. © 2019 Columbus McKinnon Corporation 2

EXECUTION OF STRATEGY DRIVES EARNINGS Blueprint for Growth strategy continues to deliver strong financial results Revenue, adjusted for divestitures and FX, up 2%, despite macro headwinds 80/20 Process delivers stronger margin profile with $5.2 million contribution to operating income and funds growth investments Net income up 4%; Adjusted net income increased $1.3 million, or 8.1% Adjusted EBITDA margin expanded 80 bps to 16.2% ROIC was 11.7%, up 180 bps over prior-year period Strong cash from operations and free cash flow Generated $40 million in cash from operations in quarter Financial flexibility for investing in growth Performing better than last cyclical downturn Low revenue growth and margins expanding against macroeconomic headwinds Blueprint for Growth strategy driving EBITDA margin and ROIC © 2019 Columbus McKinnon Corporation 3

Blueprint Strategy Phase II Delivering Results

($, in millions contribution to operating income)

80/20 Process: Expecting $18 million contribution to operating income in FY20



FY 2019 Actual
$8.5
FY 2020 Estimate
$9
$18
^
$12 Original Goal
1H FY2020
FY 2019 & 2020 Revised Goal

Customer simplification
(strategic pricing)

Priority customer account program
(incremental volume from sharpened customer focus)

Product simplification
(indirect overhead reduction and material productivity)

Closures: Salem, OH and China

Additional operating income more than offset investments in growth and macroeconomic headwinds:

Added nearly 30 growth positions in product development, marketing and digital initiatives

Short-cycle business macro headwinds

Increased medical costs and tariffs

Divested less profitable businesses

Strong performance with 80/20 Process and self–help strategy

© 2019 Columbus McKinnon Corporation

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RECENT EXAMPLES OF INNOVATION Intelligent Motion Solutions Integrated load sensing Scalable automation ProPath™ Automated in smart electric chain and control modules: Workstation Crane hoist offering “No-Fly Zone” Self-help strategy providing ability to invest in innovation © 2019 Columbus McKinnon Corporation 5

NET SALES ($ in millions) Q2 sales up 1.8% (adjusted for divestitures and FX) Q2 FY20 Sales Bridge U.S. sales up 0.8% from 80/20 strategic pricing, volume down in quarter Quarter Q2 FY19 Sales $ 217.1 Non-U.S. sales up 2.9% from 80/20 pricing and Divestitures (9.2) higher volumes (adjusted for divestitures and FX) Q2 FY19 Sales adjusted for divestitures $ 207.9 Volume 0.4 0.2% $217.1 $217.4 $216.7 $212.7 $207.6 Pricing 3.3 1.6% $9.2 $9.0 $4.9 Foreign currency translation (4.0) (1.9)% Total change adjusted for divestitures $ (0.3) (0.1)% Q2 FY20 Sales $ 207.6 $207.9 $208.4 $211.8 $212.7 $207.6 Q2 FY19 Q3 FY19 Q4 FY19 Q1 FY20 Q2 FY20 Sales Divestitures Organic growth of 1.8% despite market headwinds © 2019 Columbus McKinnon Corporation 6

GROSS PROFIT & GROSS MARGIN ($ in millions) Quarter Gross Profit Bridge Quarter Q2 FY2019 Gross Profit $ 75.9 Divestitures (2.4) Q2 FY2019 Gross Profit adjusted for $75.9 $73.4 $76.0 $75.6 $73.5 divestitures $ 73.5 Pricing, net of material cost inflation 2.6 Productivity, net of other cost changes 0.4 Business realignment costs (0.1) Sales volume and mix (0.2) Product liability (0.2) Factory closures (0.2) Tariffs (0.8) 35.0% 33.8% 35.1% 35.5% 35.4% Q2 FY19 Q3 FY19 Q4 FY19 Q1 FY20 Q2 FY20 Foreign currency translation (1.5) Total Change adjusted for divestitures $ — Q2 FY2020 Gross Profit $ 73.5 10th consecutive quarter of year-over-year gross margin expansion* *11th consecutive quarter of year-over-year Non-GAAP gross margin expansion © 2019 Columbus McKinnon Corporation 7

RSG&A ($ in millions) RSG&A at 21.7% of sales, 10 bps improvement $47.3 $47.5 $49.0 $45.1 $45.0 Reduced by: $3.3 $3.4 $3.1 $2.8 $3.0 $0.9 million for divestitures $0.8 million for FX $19.7 $20.4 $21.7 $19.6 $19.2 Benefited by: $0.4 million warehouse closure Investing in growth: $24.5 $23.9 $24.0 $22.8 $22.9 Q2 FY19 Q3 FY19 Q4 FY19 Q1 FY20 Q2 FY20 $1.0 million in product development, marketing and digital projects RSG&A 21.8% 21.9% Margin 22.6% 21.2% 21.7% FY20 Q3 RSG&A estimate of Selling G&A R & D approximately $45.0 to $45.5 million Note: Components may not add to totals due to rounding Self-funding strategy and managing expenses RSG&A guidance provided November 7, 2019 © 2019 Columbus McKinnon Corporation 8

OPERATING INCOME & ADJUSTED OI MARGIN ($ in millions) Q2 FY20 operating income increased $0.4 million, or 1.6% Divestitures reduced operating income $28.1 $26.3 $1.5 million $25.5 $24.9 $22.9 $27.0 $25.2 Adjusted operating income grew 3.4%, or $24.8 9.6% normalized for divestitures $24.5 $6.6 Adjusted operating margin of 12.7% expanded 100 bps Margins increasing with 80/20 Process and 11.7% 10.5% 11.5% 13.2% 12.7% cost discipline (1) Q2 FY19 Q3 FY19(2) Q4 FY19(3) Q1 FY20 Q2 FY20 Income from Operations Non-GAAP Adjustments (1)Includes $1.5 million of operating income from divestitures (2)Includes $1.0 million of operating income from divestitures (3)Includes $0.5 million of operating income from divestitures Blueprint for Growth Strategy increasing earnings power © 2019 Columbus McKinnon Corporation 9

QUARTERLY EARNINGS PER SHARE GAAP Diluted EPS Net income: $0.83 $0.78 $16.6 million, 4.3% increase Y/Y $0.67 $0.69 $0.69 per diluted share, up 3.0% Y/Y ($0.03) Q2 FY19 Q3 FY19 Q4 FY19 Q1 FY20 Q2 FY20 Adjusted net income: Adjusted EPS $17.8 million, 8.1% increase Y/Y $0.74 per diluted share, up 5.7% Y/Y $0.81 $0.70 $0.61 $0.69 $0.74 FY20 expected tax rate: 22% to 23% Q2 FY19 Q3 FY19 Q4 FY19 Q1 FY20 Q2 FY20 Strong EPS growth driven by operating margin expansion Tax rate guidance provided November 7, 2019 © 2019 Columbus McKinnon Corporation 10

ADJUSTED EBITDA & ROIC Adjusted EBITDA Margin Strong adjusted EBITDA margin 16.2% in Q2 FY20, expanded 80 bps Y/Y 16.2% 15.1% On track to achieve 19% goal in FY 2022 13.7% FY18 FY19 Q2 FY20 Return on Invested Capital Adjusted ROIC net of cash increased (ROIC)(1) 11.7% in Q2 FY20, expanded 180 bps Y/Y 11.2% 11.7% Targeting mid-teens in FY 2022 8.7% FY18 FY19 Q2 FY20 TTM Making progress towards goals despite weak macro environment (1)ROIC is defined as adjusted income from operations, net of taxes, for the trailing 12 months divided by the average of debt plus equity less cash (average capital) for the trailing 13 months. A 22% tax rate was used for fiscal years 2018, 2019 & 2020. © 2019 Columbus McKinnon Corporation 11

CASH FLOW ($ in millions) Free Cash Flow(1) Three Months Ended YTD 9/30/19 9/30/18 9/30/19 $90 - $95 $80 - $85 Net cash $70 - $75 provided by $40.0 $19.5 $37.9 $67.2 operating $55.1 activities $46.1 CapEx (3.0) (2.5) (4.8) Operating free $37.1 $17.0 $33.0 cash flow Note: Components may not add to totals due to rounding FY17 FY18 FY19 FY20E FY21E FY22E Generated $37.1 million in operating free cash FY21E to FY22E Assumptions: flow (FCF) in Q2 Annual CapEx of ~$20 million FY20 expected CapEx: approximately $15 million Annual pension contribution of ~$12 million Reliable, strong cash flow generation Capital expenditure guidance provided November 7, 2019 (1)Free cash flow is defined as cash provided by operating activities minus capital expenditures © 2019 Columbus McKinnon Corporation 12

STRONG BALANCE SHEET ($ in millions) CAPITALIZATION Debt leverage ratio(1) of 1.5x Sept. 30, March 31, Paid down $20 million of debt in 2019 2019 Q2 FY20 Cash and cash equivalents $ 72.0 $ 71.1 YTD debt reduced by $30 million Total debt 271.4 300.3 Net debt to net total capital 30.1% Total net debt 199.4 229.2 Shareholders’ equity 463.8 431.2 Financial flexibility enables Phase III of Blueprint for Growth Total capitalization $ 735.2 $ 731.5 strategy Debt/total capitalization 36.9% 41.1% Net debt/net total 30.1% 34.7% capitalization Plan to pay down $65 million of debt in FY2020 (1)Debt leverage ratio is defined as Net Debt / Adjusted TTM EBITDA © 2019 Columbus McKinnon Corporation 13

CAPITAL DEPLOYMENT PRIORITIES Organic Growth New product development Investing in growth initiatives and CapEx De-lever the balance sheet Achieved net leverage target In-organic Growth M&A Fund M&A Decreasing Priority Decreasing Return of Capital Regular dividend Adhere to dividend policy Share repurchase Consider opportunistically Capital deployment priorities remain unchanged © 2019 Columbus McKinnon Corporation 14

OUTLOOK Q3 FY20 Outlook: Macroeconomic and other headwinds expected to continue into 2H FY20 • 80/20 Process expected to offset headwinds and fund continued investments for growth Expect Q3 FY20 sales to be down ~2% from Q3 FY19, which was ~$205 million* • Rail project timing will negatively impact quarter $1.7 million Blueprint for Growth Strategy: Expect to deliver solid earnings growth Further business realignment efforts; closing remaining facility in OH 80/20 Process: Incremental ~$18 million of operating income in FY20 Self-funding innovation to Ramp the Growth Engine Initiating Phase III efforts: Actively manage portfolio and programmatic M&A Advancing toward top quartile performance *Q3 FY19 revenue was ~$205 million when adjusted for divestitures ($9.0 million) and FX at current rates ($3 million or 1.5%) © 2019 Columbus McKinnon Corporation 15

BLUEPRINT FOR GROWTH STRATEGY Growth Phase III Oriented Evolve business model Industrial • Portfolio optimization Technology • Mergers & acquisitions Phase II Simplify the business Drive profitable growth • 80/20 Process • Operational Excellence • Ramp the Growth Engine Phase I Get control Achieve results Cyclical • New organization Industrial • Operating system Today Future Further pivot to growth oriented Industrial Technology company © 2019 Columbus McKinnon Corporation 16

Supplemental Information © 2019 Columbus McKinnon Corporation 17

BUSINESSES SOLD Q1 Q2 Q3 Q4 ($ in thousands) FY19 FY19 FY19 FY19 FY19 Sales 11,104 9,233 8,983 4,875 34,195 Income from operations 665 1,461 1,007 532 3,665 1. The Tire Shredder business was divested December 28, 2018. 2. Crane Equipment & Service, Inc. was divested February 28, 2019. 3. Stahlhammer Bommern GmbH was divested February 28, 2019. © 2019 Columbus McKinnon Corporation 18

ADJUSTED INCOME FROM OPERATIONS RECONCILIATION ($ in thousands) Quarter Q2 FY19 Q3 FY19 Q4 FY19 Q1 FY20 Q2 FY20 Income from operations $ 24,825 $ 6,646 $ 24,468 $ 27,043 $ 25,231 Add back (deduct): Factory closures — 200 1,273 1,027 470 Business realignment costs — — — — 413 Insurance recovery legal costs 659 491 132 139 220 Net (gain) loss on sales of businesses — 15,550 (978) 169 7 Insurance settlement — — — (290) — Non-GAAP adjusted income from operations $ 25,484 $ 22,887 $ 24,895 $ 28,088 $ 26,341 Sales 217,142 217,415 216,733 212,712 207,609 Adjusted operating margin 11.7% 10.5% 11.5% 13.2% 12.7% Adjusted income from operations is defined as income from operations as reported, adjusted for certain items. Adjusted income from operations is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted income from operations, is important for investors and other readers of the Company’s financial statements and assists in understanding the comparison of the current quarter’s and current year's income from operations to the historical periods' income from operations, as well as facilitates a more meaningful comparison of the Company’s income from operations to that of other companies.. © 2019 Columbus McKinnon Corporation 19

ADJUSTED NET INCOME RECONCILIATION

($ in thousands, except per share data)	Quarter				
	Q2 FY19	Q3 FY19	Q4 FY19	Q1 FY20	Q2 FY20
Net income (loss)	$ 15,912	$ (782)	$ 19,741	$ 18,579	$ 16,599
Add back (deduct):					
Factory closures	—	200	1,273	1,027	470
Business realignment costs	—	—	—	—	413
Insurance recovery legal costs	659	491	132	139	220
Net (gain) loss on sales of businesses	—	15,550	(978)	169	7
Insurance settlement	—	—	—	(290)	—
Normalize tax rate (1)	(76)	(974)	(3,766)	(291)	114
Non-GAAP adjusted net income	$ 16,495	$ 14,485	$ 16,402	$ 19,333	$ 17,823
Average diluted shares outstanding	23,721	23,681	23,714	23,777	23,926
Diluted income per share – GAAP	$0.67	$(0.03)	$0.83	$0.78	$0.69
Diluted income per share - Non-GAAP	$0.70	$0.61	$0.69	$0.81	$0.74

(1) Applies normalized tax rate of 22% to GAAP pre-tax income and non-GAAP adjustments above, which are each pre-tax.

Adjusted net income and diluted EPS are defined as net income and diluted EPS as reported, adjusted for certain items and at a normalized tax rate. Adjusted net income and diluted EPS are not measures determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable to the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted net income and diluted EPS, is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's net income and diluted EPS to the historical periods' net income and diluted EPS, as well as facilitates a more meaningful comparison of the Company's net income and diluted EPS to that of other companies.

© 2019 Columbus McKinnon Corporation

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ADJUSTED EBITDA RECONCILIATION

COLUMBUS McKINNON CORPORATION

($ in thousands)	Quarter				
	Q2 FY19	Q3 FY19	Q4 FY19	Q1 FY20	Q2 FY20
Net income (loss)	$ 15,912	$ (782)	$ 19,741	$ 18,579	$ 16,599
Add back (deduct):					
Income tax expense	4,576	3,111	860	5,162	5,141
Interest and debt expense	4,248	4,330	3,959	3,852	3,759
Investment (income) loss	(111)	82	(430)	(302)	(229)
Foreign currency exchange (gain) loss	507	(25)	637	(410)	(296)
Other (income) expense, net	(307)	(70)	(299)	162	257
Depreciation and amortization expense	8,030	7,901	7,912	7,403	7,344
Factory closures	—	200	1,273	1,027	470
Business realignment costs	—	—	—	—	413
Insurance recovery legal costs	659	491	132	139	220
Net (gain) loss on sales of businesses	—	15,550	(978)	169	7
Insurance settlement	—	—	—	(290)	—
Non-GAAP adjusted EBITDA	$ 33,514	$ 30,788	$ 32,807	$ 35,491	$ 33,685
Sales	$ 217,142	$ 217,415	$ 216,733	$ 212,712	$ 207,609
Adjusted EBITDA margin	15.4%	14.2%	15.1%	16.7%	16.2%

Adjusted EBITDA is defined as net income before interest expense, income taxes, depreciation, amortization, and other adjustments. Adjusted EBITDA is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted EBITDA, is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's net income and diluted EPS to the historical periods' net income and diluted EPS, as well as facilitates a more meaningful comparison of the Company's net income and diluted EPS to that of other companies.

© 2019 Columbus McKinnon Corporation

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INDUSTRIAL CAPACITY UTILIZATION U.S. Capacity Utilization Eurozone Capacity Utilization Source: The Federal Reserve Board Source: European Commission 82% 85% 75.3% (Manufacturing) & 81% 77.5% (Total) September 2019(1) 84% 80% 79% 83% 78% 82% 77% 82.2% September 2019 76% 81% 75% 80% 74% 73% 79% Manufacturing Total (1)September 2019 numbers are preliminary © 2019 Columbus McKinnon Corporation 22

CONFERENCE CALL PLAYBACK INFO Replay Number: 412-317-6671 passcode: 13694761 Telephone replay available through November 14, 2019 Webcast / PowerPoint / Replay available at www.cmworks.com/investors Transcript, when available, at www.cmworks.com/investors © 2019 Columbus McKinnon Corporation 23

November 7, Q2 FISCAL YEAR 2020 2019 FINANCIAL RESULTS CONFERENCE CALL PARTNERS IN MOTION CONTROL